UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 5, 2014
(Date of earliest event reported: March 5, 2014)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On March 5, 2014, Revlon, Inc. issued a press release (the "Press Release") announcing its earnings for the fiscal year and fiscal quarter ended December 31, 2013.

A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release shall be deemed to be "furnished" to the SEC and not deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

       Exhibit No.         Description

            99.1                Press Release, dated March 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Lucinda K. Treat
Lucinda K. Treat
Executive Vice President and General Counsel

March 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 5, 2014.